JOINT FILING AGREEMENT


This JOINT FILING AGREEMENT is made and entered into by and among The Governor and Company of the Bank of Ireland, BIAM Holdings, Bank of Ireland Asset Management Limited, Bank of Ireland Asset Management (U.S.) Limited, Lifetime Investment for Opportunity Fund, Lifetime Exempt Investment for Opportunity Fund, Lifetime Investment for Growth Fund, Lifetime Exempt Investment for Growth Fund, Lifetime Equity Fund, Bank of Ireland Global Funds Limited - International Equity Share and BIAM Equity Mutual Fund.

The parties to this Agreement hereby agree to prepare jointly and file timely (or otherwise deliver as appropriate) all filings on Schedule 13D and Schedule 13G (the "Filings") required to be filed by them pursuant to Section 13(d) or 13(g) under the Securities Exchange Act of 1934, as amended, with respect to their respective ownership of any securities of the New Ireland Fund Inc., that are requireed to be reported on any Filings. Each party to this Agreement further agrees and covenants to the other parties that it will fully cooperate with such other parties in the preparation and timely filing (and other delivery) of all such Filings.


Date: May 4, 2004


                              THE GOVERNOR AND COMPANY OF THE BANK OF IRELAND

                         By:  /s/ Brian Goggin
                              ----------------------------------
                              Brian Goggin
                              Director


                              BIAM Holdings

                         By:  /s/ Sean O'Dwyer
                              ----------------------------------
                              Sean O'Dwyer
                              Director


                              Bank of Ireland Asset Management Limited

                         By:  /s/ Sean O'Dwyer
                              ----------------------------------
                              Sean O'Dwyer
                                 Director


                              Bank of Ireland Asset Management (U.S.) Limited

                         By:  /s/ Rosemary Mahon
                              ----------------------------------
                              Rosemary Mahon
                              Director


                              BIAM Equity Mutual Fund

                           By:  /s/ Keith Walsh
                              ----------------------------------
                              Keith Walsh
                              Authorised Signatory


                              Bank of Ireland Global Funds Limited -
                              International Equity Share

                           By:  /s/ Tim Phelan
                              ----------------------------------
                              Tim Phelan
                              Director


                              Lifetime Investment for Opportunity Fund

                           By:  /s/ Sean Casey
                              ----------------------------------
                              Sean Casey
                              Authorised Signatory


                              Lifetime Exempt Investment for Opportunity Fund

                           By:  /s/ Sean Casey
                              ----------------------------------
                              Sean Casey
                              Authorised Signatory


                              Lifetime Investment for Growth Fund

                           By:  /s/ Sean Casey
                              ----------------------------------
                              Sean Casey
                              Authorised Signatory


                              Lifetime Exempt Investment for Growth Fund

                           By:  /s/ Sean Casey
                              ----------------------------------
                              Sean Casey
                              Authorised Signatory


                              Lifetime Equity Fund

                           By:  /s/ Sean Casey
                              ----------------------------------
                              Sean Casey
                              Authorised Signatory